UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 20, 2010
Harvest Natural Resources, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10762	77-0196707

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1177 Enclave Parkway, Suite 300, Houston, Texas 77077
(Address of principal executive offices)      (Zip Code)
Registrant’s telephone number, including area code: 281-899-5720
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Harvest Natural Resources, Inc. received an interim reserve report from Ryder Scott Company, L.P., an independent petroleum engineering firm, on October 20, 2010, indicating an increase in reserves attributed to Petrodelta, S.A. (“Petrodelta”), Harvest’s 32% indirect owned Venezuelan affiliate.
Harvest indirectly owns an 80% equity interest in HNR Finance B.V. (“HNR Finance”), which owns a 40% equity interest in Petrodelta.
References in the report refer to HNR Finance’s 40% equity interest in Petrodelta.
Item 9.01 Financial Statements and Exhibits.
Exhibit 99.1 Interim Reserve report from Ryder Scott Company, L.P., dated October 19, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harvest Natural Resources, Inc.
October 22, 2010	By:	Keith L. Head
		Name:	Keith L. Head
		Title:	Vice President, General Counsel